Exhibit 10.31
EXECUTION VERSION

FIRST AMENDMENT TO
TRANSITION SERVICES AGREEMENT

THIS FIRST AMENDMENT TO TRANSITION SERVICES AGREEMENT (this “First Amendment”) is entered into on August 26, 2016, but effective as of July 26, 2016, by and among Contura Energy, Inc., a Delaware corporation (“Contura Energy”), Old ANR, LLC (formerly Alpha Natural Resources, Inc.) (“Alpha Natural Resources”), and ANR, Inc., a Delaware corporation (“ANR”) (each a “Party” and together, the “Parties.”)
RECITALS:
WHEREAS, the Parties entered into that certain Transition Services Agreement dated as of July 26, 2016 (the “TSA”) (any undefined capitalized term used herein shall have the meaning ascribed to it in the TSA);
WHEREAS, the Parties have agreed to amend the TSA as set forth herein;
NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.
The Parties have mutually agreed that one of the ANR Provided Services as specified in Schedule II to the TSA, specifically Service Number 16 (as referenced in Appendix 1 attached hereto), should be revised, including to delete any provision for compensation with respect to such service. As such, Service Number 16 shall be and hereby is modified as set forth in Appendix 1 attached hereto, which shall replace and supersede the description of Service Number 16 as originally set forth in Schedule II to the TSA. Service Number 16 shall be and hereby is deleted from Schedule III to the TSA and the payment provisions of the TSA, including as provided for under Schedule III to the TSA, shall be and hereby are adjusted accordingly, i.e., to delete the charges to have been paid by Contura Energy to ANR as consideration for said Service Number 16.

2.
Certain mailing addresses and post office boxes in the name of ANR are expected to be receiving mail that either is addressed to or is properly forwarded to ANR and its Subsidiaries or to Contura Energy and its Subsidiaries, as the case may be, based on the connection of the mail (or the lack thereof) to the Purchased Assets and/or the Assumed Liabilities, including specifically in the case of the following addresses/post-office boxes: P.O. Box 2345, Abingdon, VA 24212; P.O. Box 16429, Bristol, VA 24209; One Alpha Place, Bristol, VA 24202; and 201 Resting Tree Dr., Bristol, VA 24202. In the circumstances, the Parties have agreed, and Contura Energy and its Subsidiaries hereby consent, to having employees of ANR and its Subsidiaries receive and sort all such incoming mail (including as the same may be forwarded to or otherwise received at Kingsport, TN addresses now used by ANR and its Subsidiaries), including to sign for and accept certified and

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registered mail, and with respect to mail directed to Contura Energy and its Subsidiaries, or to ANR and its Subsidiaries, which pertains to the Purchased Assets and Assumed Liabilities, to forward such mail reasonably promptly to Contura Energy or one of its Subsidiaries, and the Parties agree that mail forwarded within seven (7) Business Days will be deemed to be reasonably prompt. This additional ANR Provided Service is identified in Appendix 2 attached hereto and designated as Service Number 42. Schedule II to the TSA shall be and hereby is amended to add the aforesaid Service Number 42. Both Parties agree to exercise commercially reasonable efforts to provide senders of mail with up-to-date address information such that the mailing addresses and post office boxes may be fully transitioned to Contura Energy and its Subsidiaries and such that incoming mail which should be directed to Contura Energy and its Subsidiaries will, as and to the extent practicable and as soon as possible, cease to be mailed to said ANR mailing addresses and post office boxes.

3.
Certain of the Purchased Assets and Assumed Liabilities have mailing addresses and post office boxes associated with them which are now being used by both ANR and its Subsidiaries and by Contura Energy and its Subsidiaries, including specifically in the case of mine office and regional office mailing addresses and post office boxes associated with the following Mining Complexes: the Alpha Coal West Complex, the Cumberland Complex, the Emerald Complex, the McClure Complex, and the Toms Creek Complex. In the circumstances, the Parties have agreed, and ANR and its Subsidiaries hereby consent, to having employees of Contura Energy and its Subsidiaries receive and sort all such incoming mail, including to sign for and accept certified and registered mail, and with respect to mail directed to ANR and its Subsidiaries which does not pertain to the Purchased Assets and Assumed Liabilities, to forward such mail reasonably promptly to ANR or one of its Subsidiaries, and the Parties agree that mail forwarded within seven (7) Business Days will be deemed to be reasonably prompt. This additional CoreCo Provided Service is identified in Appendix 3 attached hereto and designated as Service Number 43. Schedule II to the TSA shall be and hereby is amended to add the aforesaid Service Number 43. Both Parties agree to exercise commercially reasonable efforts to provide senders of mail with up-to-date address information such that the mailing addresses and post office boxes may be fully transitioned to Contura Energy and its Subsidiaries and such that incoming mail which should be directed to ANR and its Subsidiaries will, as and to the extent practicable and as soon as possible, cease to be mailed to said Contura mailing addresses and post office boxes.

4.
Further, the Parties have mutually agreed to add one additional ANR Provided Service as specified in Schedule II to the TSA, specifically a new Service Number 43, as set forth in Appendix 4 attached hereto. Schedule II to the TSA shall be and hereby is amended to add the aforesaid Service Number 43.

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5.
Also, the Parties have mutually agreed to add one additional CoreCo Provided Service as specified in Schedule I to the TSA, specifically a new Service Number 44, as set forth in Appendix 5 attached hereto. Schedule I to the TSA shall be and hereby is amended to add the aforesaid Service Number 44.

6.
There shall be no cost or charge for the aforementioned additional services provided for in paragraphs 2, 3, 4, and 5, above, such that the payment provisions of the TSA, including as provided for under Schedule III to the TSA, shall remain unchanged despite the addition of these services.

7.
A revised version of Schedule III to the TSA which incorporates the changes provided for herein is appended hereto as Appendix 6, and an electronic version of the revised Schedule III is being circulated among the Parties hereto contemporaneously with the execution of this First Amendment.

8.	Miscellaneous.

a.	Except as specifically amended by this First Amendment, the TSA shall remain in full force and effect and is hereby ratified and confirmed.

b.
This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment electronically (either by facsimile transmission or by e-mail delivery of a photocopy of the original) shall be equally as effective as delivery of an original executed counterpart of this First Amendment.

c.
Following execution of this First Amendment, each reference in the TSA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the TSA shall mean and be a reference to the TSA as amended by this First Amendment.

d.
This First Amendment constitutes the entire agreement and understanding between the Parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter hereof.

e.
All Parties have participated, or had the opportunity to participate, in the drafting of this First Amendment, and no Party shall be deemed to be the drafter hereof. The words of all parts of this First Amendment and of the TSA as hereby amended shall in all cases be construed as a whole, according to their fair meaning, and not strictly for or against any of the Parties, notwithstanding any statutory or common law provisions which would suggest otherwise.

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IN WITNESS WHEREOF, the Parties caused this First Amendment to Transition Services Agreement to be duly executed as of the day and year first above written.

CONTURA ENERGY, INC.

By:	/s/ Mark M. Manno
Name: Mark M. Manno
Title: EVP, General Counsel, Secretary & CPO

OLD ANR, LLC (formerly ALPHA NATURAL RESOURCES, INC.)

By:	/s/ Andrew B. McCallister
Name: Andrew B. McCallister
Title: Vice President and Secretary

ANR, INC.

By:	/s/ Andrew B. McCallister
Name: Andrew B. McCallister
Title: SVP, General Counsel and Secretary

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Appendix 1

Revised ANR Provided Service

Service flow:	Reorg to Core
Service number:	16
Transition service title:	Mail forwarding services
Service period in days:	360
Provider company:	Reorg
Provider department:	Various
Provider contact job title:	Various
Provider contact name:	Various
Receiver company:	Core
Receiver department:	Various
Receiver contact job title:	Various
Receiver contact name:	Various
Monthly level provided:	N/A
Level of provider:	N/A
Monthly value of service:	N/A

Appendix 2

Additional ANR Provided Service

Service flow:	Reorg to Core
Service number:	42

Transition service title:	Mail forwarding services
Service period in days:	360

Provider company:	Reorg
Provider department:	Various
Provider contact job title:	Various
Provider contact name:	Various

Receiver company:	Core
Receiver department:	Various
Receiver contact job title:	Various
Receiver contact name:	Various

Monthly level provided:	N/A
Level of provider:	N/A
Monthly value of service:	N/A

Appendix 3

Additional CoreCo Provided Service

Service flow:	Core to Reorg
Service number:	43

Transition service title:	Mail forwarding services
Service period in days:	360

Provider company:	Core
Provider department:	Various
Provider contact job title:	Various
Provider contact name:	Various

Receiver company:	Reorg
Receiver department:	Various
Receiver contact job title:	Various
Receiver contact name:	Various

Monthly level provided:	N/A
Level of provider:	N/A
Monthly value of service:	N/A

Appendix 4
Additional ANR Provided Service

Service flow:	Reorg to Core
Service number:	43

Transition service title:	Use of Alpha European Sales bank account in Lugano, Switzerland
Service period in days:	180

Provider company:	Reorg
Provider department:	Treasury
Provider contact job title:	General Counsel
Provider contact name:	Drew McCallister

Receiver company:	Core
Receiver department:	Treasury / Coal Sales
Receiver contact job title:	General Counsel
Receiver contact name:	Jill Harrison

Monthly level provided:	N/A
Level of provider:	N/A
Monthly value of service:	N/A

Appendix 5
Additional CoreCo Provided Service

Service flow:	Core to Reorg
Service number:	44

Transition service title:	Closure of Alpha European Sales bank account and corporate registrations in Lugano, Switzerland
Service period in days:	180

Provider company:	Core
Provider department:	Coal Sales
Provider contact job title:	General Counsel
Provider contact name:	Jill Harrison

Receiver company:	Reorg
Receiver department:	Coal Sales
Receiver contact job title:	Vice President
Receiver contact name:	Drew McCallister

Monthly level provided:	N/A
Level of provider:	N/A
Monthly value of service:	N/A

Appendix 6
Revised Version of Schedule III

Core to Reorg
	Month
Core	1	2	3	4	5	6	7	8	9	10	11	12	Total
Labor hours	1369	1364	478	284	284	124	32	0	0	0	0	0	3,934
Labor dollars	$122,795	$122,290	$43,873	$23,765	$23,765	$11,211	$3,539	$—	$—	$—	$—	$—	$351,237
Non-personnel dollars	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total	$122,795	$122,290	$43,873	$23,765	$23,765	$11,211	$3,539	$—	$—	$—	$—	$—	$351,237

Reorg to Core
	Month
Reorg	1	2	3	4	5	6	7	8	9	10	11	12	Total
Labor hours	1331	963	648	427	329	329	168	24	24	24	24	24	4,317
Labor dollars	$110,449	$82,129	$55,458	$34,969	$25,300	$25,300	$12,223	$1,742	$1,742	$1,742	$1,742	$1,742	$354,540
Non-personnel dollars	$186,700	$151,700	$151,700	$1,000	$1,000	$1,000	$—	$—	$—	$—	$—	$—	$493,100
Total	$297,149	$233,829	$207,158	$35,969	$26,300	$26,300	$12,223	$1,742	$1,742	$1,742	$1,742	$1,742	$847,640

Net
	Month
	1	2	3	4	5	6	7	8	9	10	11	12	Total
Hours	38	401	-170	-144	-46	-206	-136	-24	-24	-24	-24	-24	-383
Labor dollars	$12,346	$40,161	$(11,575)	$(11,204)	$(1,535)	$(14,089)	$(8,684)	$(1,742)	$(1,742)	$(1,742)	$(1,742)	$(1,742)	$(3,302)
Non-personnel dollars	$(186,700)	(151700	$(151,700)	$(1,000)	$(1,000)	$(1,000)	$—	$—	$—	$—	$—	$—	$(493,100)
Total	$(174,354)	$(111,539)	$(163,285)	$(12,204)	$(2,535)	$(15,089)	$(8,684)	$(1,742)	$(1,742)	$(1,742)	$(1,742)	$(1,742)	$(496,402)
Negative means Reorg is providing more services (cash is flowing from Core to Reorg)
Positive means Core is providing more services (cash if flowing from Reorg to Core)

Service Detail
Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service
1	Monthly close support	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	370	Monthly	370	Labor hours	L4	0
2	Financial reporting	60	2	Core	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Cristina Perez	Reorg	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Megan Meador	27	Monthly	27	Labor hours	L3	0
3	ARO support	60	2	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	Reorg	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Megan Meador	30	Monthly	30	Labor hours	L4	0
4	Corporate Acctg	60	2	Core	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Cristina Perez	Reorg	Accounting (including BP&A)	Dir. Corporate Accounting & Reporting	Megan Meador	20	Monthly	20	Labor hours	L4	0
5	Fresh-start Acctg	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	167	Monthly	167	Labor hours	L3	0
6	Sales/AR Acctg	60	2	Core	Accounting (including BP&A)	Sr. Manager	Randy Philips	Reorg	Accounting (including BP&A)	Dir. Revenue and Inventory	Robert Hutton	20	Monthly	20	Labor hours	L4	0
7	Acquisition Accounting	90	3	Core	Accounting (including BP&A)	SVP Technical Accounting	Alan Jones	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	100	Monthly	100	Labor hours	L3	0
8	Tax Basis/Attribute Refresh	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	20	Weekly	86	Labor hours	L3	0
9	Environmental - EPA CD report	90	3	Core	Environmental	VP-Environmental, Environmental Compliance Managers, and GMs	John Paul Jones	Reorg	Environmental	VP-Environmental	Shelley Surles	23	quarterly	8	Labor hours	L4	0
10	Environmental - KY operations	0	0	Core	Environmental	VP - Environmental	John Paul Jones	Reorg	Environmental	VP-Environmental	Russ Lambert	0	Weekly	0	Labor hours	L4	0
11	HR Employee Files	0	0	Core	HR	Manager HR	Sherry Bowers	Reorg	HR	Manager Benefits	Amy Perrigan	0	quarterly	0	Labor hours	L4	0
12	Bonus Calculation Support/OSEB/Cash Retention/LTIP	90	3	Core	HR	Sr. Dir-HR	Logan Bateman	Reorg	HR	Director HR	Judy Hill and Jeff Gillenwater	20	quarterly	7	Labor hours	L3	0
13	Severance & WARN Payments	30	1	Core	HR	Sr. Dir-HR	Logan Bateman	Reorg	HR	Director HR	Judy Hill and Jeff Gillenwater	15	quarterly	5	Labor hours	L3	0
14	HR Data Processes	60	2	Core	HR	Manager HR	Sherry Bowers	Reorg	HR	HR Rep	Whitney Cole	10	quarterly	3	Labor hours	L4	0
15	Compensation support	60	2	Core	HR	VP HR	Burke Vander Lind	Reorg	HR	VP HR	Judy Hill	10	quarterly	3	Labor hours	L2	0
16	HR/federal contractor compliance support	90	3	Core	HR	Sr. Dir-HR	Logan Bateman	Reorg	HR	Director HR	Chris Matras	15	quarterly	5	Labor hours	L4	0
17	Payroll support	60	2	Core	HR	Sr. Director Payroll and HRIS	Jen Gambill	Reorg	HR	Director Payroll	Melissa Stanley	20	quarterly	7	Labor hours	L4	0
18	General IT Support, Knowledge, and Expertise	210	7	Core	IT	VP IT	Becky Price	Reorg	IT	Sr. Director IT	Jeff Bauserman	5	monthly	5	Labor hours	L2	0
19	Disaster Recovery Support Knowledge, and Expertise	210	7	Core	IT	Director of IT support	Jeff Cochrane	Reorg	IT	Sr. Director IT	Johnathan Hall	12	monthly	12	Labor hours	L3	0

Service Detail
Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service
1	Monthly close support	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	370	Monthly	370	Labor hours	L4	0
20	Infrastructure Support	150	5	Core	IT	VP IT	Becky Price	Reorg	IT	Sr. Director IT	Jeff Bauserman	160	Monthly	160	Labor hours	L4	0
21	Client Services Support	60	2	Core	IT	VP IT	Becky Price	Reorg	IT	Sr. Director IT	Jeff Bauserman	50	Monthly	50	Labor hours	L4	0
22	IT Policy Updates	60	2	Core	IT	Manager IT risk and administration	Suzanne Owens	Reorg	IT	Sr. Director IT	Jeff Bauserman	30	Monthly	30	Labor hours	L4	0
23	IT Audit Support	0	0	Core	IT	Manager IT risk and administration	Suzanne Owens	Reorg	IT	Sr. Director IT	Jeff Bauserman	0	Monthly	0	Labor hours	L4	0
24	Delta and Oracle Support	210	7	Core	IT	Director of IT applications	Brad Bateman	Reorg	IT	Director of IT applications	John Talbert	15	Monthly	15	Labor hours	L3	0
25	Trax knowledge and data access - Knowledge sharing around information in Tracts, contractual data, lease agreements	180	6	Core	Land	Manager	Vicki Duffy	Reorg	Land	Manager	Michael Blackburn	5	Weekly	22	Labor hours	L4	0
26	General land support - Includes support from Core Land management to Reorg Land management (including Enterprise)	180	6	Core	Land	SVP Land	Scott Kreutzer	Reorg	Land	Manager	Michael Blackburn	8	Weekly	34	Labor hours	L3	0
27	Mapping support and data	180	6	Core	Land	Coordinator	Spencer Young	Reorg	Land	Manager	Michael Blackburn	3	Weekly	13	Labor hours	L5+	0
28	Training and support for New River Energy	180	6	Core	Land	Manager	Jim Cappucci	Reorg	Land	Manager	Michael Blackburn	3	Weekly	13	Labor hours	L4	0
29	Assist and train the ReorgCo Legal Department in providing assistance and advice to the ReorgCo Land Department/Operations/Sourcing regarding the formation and administration of legal instruments related to land, coal reserves and other real property interests as well as the procurement of goods and services	60	2	Core	Legal	Attorney	Frank Harrington	Reorg	Legal	Attorney	Phil Monroe	10	monthly	10	Labor hours	L2	0
30	Assist and train the ReorgCo Legal Department in providing assistance and advice to the Benefits Committee and the Benefits Department in designing and administering employee benefit plans (including the 3 defined benefit pension plans)	90	3	Core	Legal	Attorney	Suzan Moore	Reorg	Legal	Attorney	Phil Monroe	10	monthly	10	Labor hours	L2	0

Service Detail
Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service
1	Monthly close support	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	370	Monthly	370	Labor hours	L4	0
31	Assist and train the ReorgCo Legal Department in performing the Corporate secretarial function	90	3	Core	Legal	Attorney	Mark Manno & Will Phillips	Reorg	Legal	Attorney	Drew McCallister	4	monthly	4	Labor hours	L2	0
32	Assist and train the ReorgCo Legal Department in providing assistance and advice to company departments with regard to internal company policies and procedures	0	0	Core	Legal	Attorney	Will Phillips & Suzan Moore	Reorg	Legal	Attorney	Drew McCallister & Phil Monroe	0	monthly	0	Labor hours	L2	0
33	Assist and train the ReorgCo Legal Department to support the Corporate Secretary Functions and Activities - Board of Directors/Managers/Trustees	90	3	Core	Legal	Assist. To Corp. Sec.	Jessica Clevinger	Reorg	Legal	Paralegal	Kacee Hodge	10	monthly	10	Labor hours	L5+	0
34	Assist and train the CoreCo Legal Department to provide Legal-Assistant/Paralegal Support Functions and Activities, Especially File and Systems Mgmt.	0	0	Core	Legal	Attorney/Legal Assistant	Will Phillips & Lisa Cook	Reorg	Legal	Paralegal	Kacee Hodge	0	monthly	0	Labor hours	L5+	0
35	Assist and train the ReorgCo Legal Department in addressing intellectual property matters.	0	0	Core	Legal	Attorney	Will Phillips	Reorg	Legal	Attorney	Drew McCallister	0	semiannually	0	Labor hours	L2	0
36	Assistance for the transition of litigation matters	90	3	Core	Legal	Attorney	Frank Harrington	Reorg	Legal	Attorney	Phil Monroe	7	Monthly	7	Labor hours	L2	0
37	AMP Support - Oracle Related Expertise	180	6	Core	Other	Director Maintenane	Cullen Medley	Reorg	Other	VP - Maintenance	TBD	10	monthly	10	Labor hours	L4	0
38	Sourcing ERP Support	90	3	Core	Sourcing	Director- Sourcing Admin	Allen Peppler	Reorg	Sourcing	Manager-Contract Admin	Donald Robinson	2	daily	44	Labor hours	L3	0
39	Strategic Sourcing Knowledge	60	2	Core	Sourcing	Director-Strategic Sourcing	Danny Hinkle	Reorg	Sourcing	SVP-Strategic Sourcing	Macs Hall	2	daily	44	Labor hours	L3	0
40	WY Gross Products Return Support	60	2	Core	Accounting (including BP&A)	Regional Controller	Tammy Okray	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	20	Monthly	20	Labor hours	L3	0
41	PAC closure with FEC	0	0	Core	Communications	Manager – Corporate Communications & PAC Admin.	Teresa Anderson	Reorg	Legal	Paralegal	Kacee Hodge	0	Monthly	0	Labor hours	L4	0
42	Finalize, wind down, and delivery of Bristol office building	60	2	Core	Land	SVP Land	Scott Kreutzer	Reorg	N/A	N/A	N/A	0	Monthly	0	Labor hours	L2	0
43	Mail forwarding services	360	12	Core	Other	Various	Various	Reorg	Other	Various	Various	0	Monthly	0	Labor hours		0

Service Detail
Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service
1	Monthly close support	60	2	Core	Accounting (including BP&A)	Controller	Todd Munsey	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	370	Monthly	370	Labor hours	L4	0
44	Closure of Alpha European Sales bank account and corporate registrations in Lugano, Switzerland	180	6	Core	Sales	General Counsel	Jill Harrison	Reorg	Sales	Vice President	Drew McCallister	0	Monthly	0	Labor hours		0

Service Detail
Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service
1	Income Tax Preparation	90	3	Reorg	Accounting (including BP&A)	Sr. Manager	Amy McKinney	Core	Accounting (including BP&A)	Sr. Manager	Anita Fore	80	Monthly	80	Labor hours	L3	—
2	Field AP and accounting support	30	1	Reorg	Accounting (including BP&A)	Manager	Kahla McClure	Core	Accounting (including BP&A)	Controller	Tammy Okray/Dean Swaney	320	Monthly	320	Labor hours	L4	—
3	Sales & Property Tax	90	3	Reorg	Accounting (including BP&A)	Sr. Accountant	Pam Foleno	Core	Accounting (including BP&A)	Controller	Todd Munsey	20	Monthly	20	Labor hours	L4	—
4	Monthly close support	60	2	Reorg	Accounting (including BP&A)	Monthly close support	Roger Ketron	Core	Accounting (including BP&A)	Controller	Todd Munsey	144	Monthly	144	Labor hours	L4	—
5	Freight/Inventory Acctg	60	2	Reorg	Accounting (including BP&A)	Dir. Revenue and Inventory	Robert Hutton	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	20	Monthly	20	Labor hours	L4	—
6	A/P and A/R Support	60	2	Reorg	Accounting (including BP&A)	Dir. General Accounting	Eddie Guy	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	57	Monthly	57	Labor hours	L4	—
7	A/P Support (paying and getting reimbursed for invoices)	30	1	Reorg	Accounting (including BP&A)	Manager	Kahla McClure	Core	Accounting (including BP&A)	Dir. General Accounting	Kristy Edwards	24	Monthly	24	Labor hours	L4	—
8	Tax Basis/Attribute Refresh	60	2	Reorg	Accounting (including BP&A)	Controller	Roger Ketron	Core	Accounting (including BP&A)	Controller	Todd Munsey	20	Weekly	86	Labor hours	L3	—
9	Media Relations / PIER	90	3	Reorg	Communications	Director, Media Relations	Steve Hawkins	Core	Communications	VP, Communications & Government Affairs	Rick Axthelm	10	weekly	43	Labor hours	L3	—
10	Environmental - integration of Delta	120	4	Reorg	Environmental	VP - Environmental and ECM	Shelley Surles and Claire Vaught	Core	Environmental	VP-Environmental	John Paul Jones	2	Weekly	10	Labor hours	L4	—
11	Environmental - control file updates	365	12	Reorg	Environmental	VP-Environmental	Russ Lambert	Core	Environmental	VP-Environmental	John Paul Jones	2.5	Monthly	3	Labor hours	L4	—
12	Environmental - permit transfers	365	12	Reorg	Environmental	VP - Environmental and ECMs	Russ Lambert	Core	Environmental	VP-Environmental	John Paul Jones	5	Monthly	5	Labor hours	L4	—
13	Environmental - management system implementation	180	6	Reorg	Environmental	VP - Environmental	Shelley Surles	Core	Environmental	VP-Environmental	John Paul Jones	1	Weekly	3	Labor hours	L4	—
14	Health and welfare/retirement support including document requests	210	7	Reorg	HR	VP HR	Judy Hill	Core	HR	Director Benefits	Kristie Kestner	24	monthly	24	Labor hours	L2	—
15	Payroll/tax support	180	6	Reorg	HR	Director Payroll	Melissa Stanley	Core	HR	Analyst Payroll	Kristy Lawson	16	quarterly	5	Labor hours	L3	—
16	Mail forwarding services	360	12	Reorg	Other	Various	Various	Core	Other	Various	Various	—	weekly	—	Labor hours		—
17	Telecommunication Services (phone, data, internet, wireless, etc.) – based on a 50/50 split of estimated billing	90	3	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	$150,000	monthly	$150,000	Non-personnel dollars		—

Service Detail
Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service
1	Income Tax Preparation	90	3	Reorg	Accounting (including BP&A)	Sr. Manager	Amy McKinney	Core	Accounting (including BP&A)	Sr. Manager	Anita Fore	80	Monthly	80	Labor hours	L3	—
18	Wireless	30	1	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	$35,000	monthly	$35,000	Non-personnel dollars		—
19	File Access	180	6	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	—	Monthly	—	Labor hours	L4	—
20	Email Forwarding	30	1	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	24	Monthly	24	Labor hours	L5+	—
21	Software Application Licensing	210	7	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	—	Monthly	—	Non-personnel dollars	L4	—
22	Software Support	210	7	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	120	Monthly	120	Labor hours	L5+	—
23	Infrastructure Support	180	6	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	80	Monthly	80	Labor hours	L4	—
24	Client Services Support	90	3	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	IT	VP IT	Becky Price	25	Monthly	25	Labor hours	L5+	—
25	Trax knowledge and data access - Knowledge sharing around information in Tracts, contractual data, lease agreements	60	2	Reorg	Land	Manager	Michael Blackburn	Core	Land	SVP Land	Scott Kreutzer	2	Weekly	9	Labor hours	L4	—
26	General land support - Includes support from Reorg Land management to Core Land management	90	3	Reorg	Land	Manager	Michael Blackburn	Core	Land	SVP Land	Scott Kreutzer	2	Weekly	9	Labor hours	L4	—
27	Mapping data - Mapping data as needed	180	6	Reorg	Land	Manager	Michael Blackburn	Core	Land	Coordinator	Spencer Young	1	Weekly	4	Labor hours	L4	—
28	Assist and train the NewCo Legal Department in providing assistance and advice to Operations management and the Environmental Department in achieving Environmental regulatory compliance, particularly in regard to the EPA Consent Decree	180	6	Reorg	Legal	Attorney	Drew McCallister	Core	Legal	Attorney	Suzan Moore	10	monthly	10	Labor hours	L2	—
29	Assist and train the CoreCo Legal Department to provide Other Paralegal Functions, Especially Litigation Support and Reporting	180	6	Reorg	Legal	Paralegal	Kacee Hodge	Core	Legal	Assist. To Corp. Sec./Legal Assistant	Jessica Clevinger & Lisa Cook	10	monthly	10	Labor hours	L5+	—
30	DrillBase Software Support	180	6	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	Other	Director Geology	Scott Peterson	10	monthly	10	Labor hours	L5+	—
31	Pi support to prep plants	365	12	Reorg	IT	Sr. Director IT	Jeff Bauserman	Core	Operations	Director Plants	Van Davis	10	monthly	10	Labor hours	L4	—
32	Temporally storing Surface Equipment / Assets	365	12	Reorg	Operations	VP - Maintenance	Jimbo Nagy	Core	Other	VP - Tech Services	Philip Saunders	20	quarterly	7	Labor hours	L5+	—
33	Assessment processing	180	6	ReOrg	Other	Administrative Asst	Donna Moore	Core	Other	Safety Clerk	Nate Clark	5	weekly	22	Labor hours	L5+	—

Service Detail
Service number	1) Transition service title	2) Service Period (in days)	Number of months	3A) Provider - Company	3B) Provider - Department	3C) Provider - Contact job title	3D) Provider - Contact name	4A) Recipient - Company	4B) Recipient - Department	4C) Recipient - Contact job title	4D) Recipient - Contact name	5A) Service level - Amount or quantity (in hours unless otherwise noted)	5B) Service level - Frequency (ex. weekly, monthly, quarterly)	Monthly level provided	Type	"L" level	Monthly value of service
1	Income Tax Preparation	90	3	Reorg	Accounting (including BP&A)	Sr. Manager	Amy McKinney	Core	Accounting (including BP&A)	Sr. Manager	Anita Fore	80	Monthly	80	Labor hours	L3	—
34	Respirable Dust Rule Expertise	180	6	ReOrg	Other	Director	Vernon Johnson	Core	Other	VP Safety	Allen Dupree	4	weekly	17	Labor hours	L3	—
35	Office space in Chapmanville (3 offices plus conference room) and Beckley (2 offices plus conference room)	180	6	ReOrg	Other	VP-Tech Services	Joe Pugh	Core	Other	VP - Tech Services	Philip Saunders	$1,000	monthly	$1,000	Non-personnel dollars		—
36	Julian security monitoring support to RRLA	90	3	ReOrg	Operations	Sourcing Manager	Macs Hall	Core	Operations	RRLA Director	Gary Frampton	$500	Monthly	$500	Non-personnel dollars		—
37	Strategic Sourcing Knowledge	120	4	Reorg	Sourcing	SVP-Strategic Sourcing	Macs Hall	Core	Sourcing	Director-Strategic Sourcing	Danny Hinkle	2	daily	44	Labor hours	L3	—
38	Materials Management Knowledge (Warehousing)	120	4	Reorg	Sourcing	Sr. Director-Sourcing Support	Ed Green	Core	Sourcing	Director-Strategic Sourcing	Danny Hinkle	2	daily	44	Labor hours	L3	—
39	Contract Administration and Maintenance (Corporate & Regional Agreements)	90	3	Reorg	Sourcing	Manager-Contract Admin	Donald Robinson	Core	Sourcing	Director-Sourcing Admin	Allen Peppler	2	daily	44	Labor hours	L3	—
40	Bristol office space	60	2	Reorg	HR	VP HR	Judy Hill	Core	Land	SVP Land	Scott Kreutzer	—	Monthly	—	Non-personnel dollars		—
41	Julian office space	90	3	Reorg	Legal	Attorney	Drew McCallister	Core	Operations	VP - Tech Services	Philip Saunders	$200	Monthly	$200	Non-personnel dollars		—
42	Mail forwarding services	360	12	Reorg	Other	Various	Various	Core	Other	Various	Various	—	weekly	—	Labor hours		—
43	Use of Alpha European Sales bank account in Lugano, Switzerland	180	6	Reorg	Treasury	General Counsel	Drew McCallister	Core	Treasury/Coal Sales	General Counsel	Jill Harrison	—	Monthly	—	Labor hours		—